SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-24760              41-1784594
         --------                     -------              ----------
(State or other jurisdiction        (Commission         (I.R.S. employer
     of incorporation)              file number)      identification number)

      Suite 250,
13911 Ridgedale Drive,
    Minnetonka, MN                     55305             (952) 513-6900
    --------------                     -----             --------------
 (Address of principal               (zip code)       (Registrant's telephone
  executive offices)                                    number, including
                                                           area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.   Other Events.
          -------------

The Company announced a licensing agreement with Celltech Pharmaceuticals, a division of Celltech Group plc, for the sales and marketing rights for Xyrem(R) (sodium oxybate) oral solution in Europe. The Company received $2.5 million of initial proceeds from the transaction. This agreement was discussed in the Company's press release dated October 30, 2003. The press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99.1 - Press release dated October 30, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003                  ORPHAN MEDICAL, INC.


                                        /s/ Timothy G. McGrath
                                        -------------------------------------
                                        Timothy G. McGrath
                                        Chief Financial Officer
                                        (duly authorized officer and
                                        principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number                      Description

99.1              Press release dated October 30, 2003.